Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is entered into as of                           , 2012 by and among Silver Bay Realty Trust Corp., a Maryland corporation (the “Company”), and the holders listed on Schedule I hereto (each an “Initial REIT Stockholder” and, collectively, the “Initial REIT Stockholders”).

RECITALS

WHEREAS, in connection with the initial public offering of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), the Company and Silver Bay Operating Partnership L.P., a Delaware limited partnership (the “Operating Partnership”), have engaged in certain formation transactions (the “Formation Transactions”), pursuant to which the Initial REIT Stockholders have received shares of Common Stock for their respective interests in the entities participating in the Formation Transactions; and

WHEREAS, as a condition to receiving the consent of the Initial REIT Stockholders to the Formation Transactions, the Company has agreed to grant the Initial REIT Stockholders and their permitted assignees and transferees the registration rights set forth in Article II hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1            Definitions.     In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person.  For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Business Day” means any day that is not a Saturday, Sunday or legal holiday in the State of Minnesota.

“Charter” means the Articles of Amendment and Restatement of the Company as filed with the Secretary of State of the State of Maryland on                           , 2012 as the same may be amended, modified or restated from time to time.

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

“Holder” means any Initial REIT Stockholder who is the record or beneficial owner of any Registrable Security or any assignee or transferee of such Initial REIT Stockholder (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) (x) to the extent permitted under the Charter and (y) provided such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such owner, assignee or transferee acquires such Registrable Security in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

“Notice and Questionnaire” means a written notice, substantially in the form attached as Exhibit A, delivered by a Holder to the Company (i) notifying the Company of such Holder’s desire to include Registrable Securities held by it in a Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such registration statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to bound by the terms and conditions hereof.

“Ownership Limit Provisions” mean the various provisions of the Company’s Charter set forth in Article VII thereof restricting the ownership of Common Stock by Persons to specified percentages of the outstanding Common Stock.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Registrable Securities” means with respect to any Holder shares of Common Stock at any time owned, either of record or beneficially, by such Holder and received in the Formation Transactions and any additional shares of Common Stock issued as a dividend, distribution or exchange for, or in respect of such shares (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise) until (i) a registration statement (including a Shelf Registration Statement) covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement or unless such shares were issued pursuant to an effective registration statement), (ii) such shares have been publicly sold under Rule 144, (iii) all such shares may be sold in one transaction pursuant to Rule 144 or (iv) such shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, the Company has delivered a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold or otherwise transferred by such transferee without subsequent registration under the Securities Act.

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Shelf Registration Statement under the Securities Act.

“Shelf Registration” shall have the meaning set forth in Section 2.1(a).

“Shelf Registration Statement” shall have the meaning set forth in Section 2.1(a).

“Suspension Notice” means any written notice delivered by the Company pursuant to Section 2.11 with respect to the suspension of rights under a Shelf Registration Statement or any prospectus contained therein.

“Two Harbors” means Two Harbors Investment Corp., a Maryland corporation.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

ARTICLE II
REGISTRATION RIGHTS

Section 2.1            Shelf Registration.

(a)           Subject to Section 2.11, the Company shall prepare and file not later than 30 days after the consummation date of the Company’s initial public offering (the “Closing Date”), a “shelf” registration statement with respect to the resale of the Registrable Securities (“Shelf Registration”) by the Holders thereof on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) and permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Shelf Registration Statement, and in the case of Two Harbors shall include the sale of Common Stock the proceeds of which are used to pay cash for fractional share resulting from any distribution of Registrable Securities to Two Harbors shareholders.  The Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof and no later than 90 days after the Closing Date, and, subject to Section 2.11, to keep such Shelf Registration Statement continuously effective for a period beginning on the date the Shelf Registration is declared effective and ending on the first anniversary of such date.  In addition, if the Shelf Registration Statement is not on Form S-3 (or any similar or successor form) and during the period that the Shelf Registration Statement is effective the Company becomes eligible to use Form S-3 (or any similar or successor form), the Company shall be entitled to amend the Shelf Registration Statement so that it becomes a registration statement on Form S-3 (or any similar or successor form); provided, however, that the Company shall use its best efforts to have such amendment declared effective as soon as practicable after filing.

At the time the Shelf Registration Statement is declared effective, each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date ten Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law.  If required by applicable law, subject to the terms and conditions hereof, after effectiveness of the Shelf Registration Statement, the Company shall file a supplement to such prospectus or amendment to the Shelf Registration Statement not less than once a quarter as necessary to name as selling securityholders therein any Holders that provide to the Company a duly completed and executed Notice and Questionnaire and shall use commercially reasonable efforts to cause any post-effective amendment to such Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.

(b)           Any offering under a Shelf Registration Statement shall be underwritten at the written request of Holders of Registrable Securities under such registration statement that hold in the aggregate at least 10% of the Registrable Securities; provided that the Company shall not be obligated to effect more than two underwritten offerings hereunder; provided further, that the Company shall not be obligated to effect, or take any action to effect, an underwritten offering (i) within 120 days following the last date on which an underwritten offering was effected pursuant to this Section 2.1(b) or if longer, the length of any lock-up required by the underwriters in the prior underwritten offering, or (ii) during the period commencing with the date 30 days prior to the Company’s good faith estimate of the date of filing of (provided the Company is actively employed in good faith commercially reasonable efforts to file such registration statement), and ending on a date 90 days after the effective date of, a registration statement with respect to an offering by the Company.  Any request for an underwritten offering hereunder shall be made to the Company in accordance with the notice provisions of this Agreement.

(c)           Each Holder acknowledges that by participating in its registration rights pursuant to this Agreement, such Holder will be deemed a party to this Agreement and will be bound by its terms, notwithstanding such Holder’s failure to deliver a Notice and Questionnaire; provided, that any Holder that has not delivered a duly completed and executed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a Shelf Registration Statement.

Section 2.2            Reduction of Offering.     Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.1(b) advise in writing the Company and the Holder(s) of the Registrable Securities included in such offering that the size of the intended offering is such that the success of the offering would be materially and adversely affected by inclusion of all the Registrable Securities requested to be included, then the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the Registrable Securities requested for inclusion) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters, but in priority to any securities proposed to be sold by the Company for its own account or any other holders of securities of the Company with registration rights to participate therein.

Section 2.3            Registration Procedures; Filings; Information.     Subject to Section 2.11 hereof, in connection with any Shelf Registration Statement under Section 2.1(a), the Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities covered thereby in accordance with the intended method of disposition thereof as quickly as practicable.  In connection with any Shelf Registration Statement:

(a)           The Company will, if requested, prior to filing a Shelf Registration Statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed (and the Company shall consider Two Harbors comments on the Registration Statement), and thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

(b)           After the filing of a Shelf Registration Statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(c)           The Company will use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or “blue sky” laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter(s), if any, reasonably (in light of such Selling Holder’s intended plan of distribution) requests, (ii) assist Two Harbors in obtaining exemptions in provinces of Canada for the distribution of its Registrable Securities to its shareholders and (iii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (c), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(d)           The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the Company’s receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a Shelf Registration Statement for sale in any jurisdiction; or (ii) the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.

(e)           The Company will otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

(f)            In the case of an underwritten offering pursuant to a Shelf Registration Statement, the Company will enter into and perform its obligations under customary agreements (including an underwriting agreement, if any, in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities (including, to the extent reasonably requested by the lead or managing underwriters, sending appropriate officers of the Company to attend “road shows” scheduled in reasonable number and at reasonable times in connection with any such underwritten offering with all out-of-pocket costs and expenses incurred by the Company or such officers in connection with such attendance to be paid by the Company) subject to such underwritten offering.

(g)           In the case of an underwritten offering pursuant to a Shelf Registration Statement, the Company will make available for inspection by any Selling Holder of Registrable Securities subject to such underwritten offering, any Underwriter participating in any disposition of such Registrable Securities and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter, all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement, subject to entry by each such customary confidentiality agreement in a form reasonably acceptable to the Company.

(h)           The Company will use its commercially reasonable efforts to cause all Registrable Securities covered by such Shelf Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(i)            In addition to the Notice and Questionnaire, the Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.  No Holder may include Registrable Securities in any registration statement pursuant to this Agreement unless and until such Holder has furnished to the Company such information.  Each Holder further agrees to furnish as soon as reasonably practicable to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

(j)            Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(b) or 2.3(d) or upon receipt of a Suspension Notice, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder’s receipt of written notice from the Company that such disposition may be made and, in the case of clause (ii) of Section 2.3(d) or, if applicable, Section 2.11, copies of any supplemented or amended prospectus contemplated by clause (ii) of Section 2.3(d) or, if applicable, prepared under Section 2.11, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.  Each Selling Holder of Registrable Securities agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

Section 2.4            Registration Expenses.     In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, and (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration.  The Company shall have no obligation to pay any fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any transfer taxes relating to the registration or sale of the Registrable Securities.

Section 2.5            Indemnification by the Company.     The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission included in reliance upon and in conformity with information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein.

Section 2.6            Indemnification by Holders of Registrable Securities.     Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus.  In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.7; provided, however, that the obligations of such Selling Holder hereunder will be limited to an amount equal to the net proceeds to such Selling Holder (after deducting any discounts and commissions) from the disposition of Registrable Securities pursuant to such registration.

Section 2.7            Conduct of Indemnification Proceedings.     In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.5 or 2.6, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Party to give such notice will not relieve such Indemnified Party of any obligations under this Article II, except to the extent such Indemnified Party is materially prejudiced by such failure.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and the Indemnified Party.  It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.5 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.6, the Company.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

Section 2.8            Contribution.     If the indemnification provided for in Section 2.5 or 2.6 hereof is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 2.8, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were sold to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Selling Holder’s obligations to contribute pursuant to this Section 2.8 are several in proportion to the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

Section 2.9            Rule 144.     The Company covenants that it will (a) make and keep public information regarding the Company available as those terms are defined in Rule 144, (b) file in a timely manner any reports and documents required to be filed by it under the Securities Act and the Exchange Act , (c) furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time more than 90 days after the effective date of the registration statement for the Company’s initial public offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (d) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 2.10         Participation in Underwritten Offerings.     No Person may participate in any underwritten offerings hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Article II.

Section 2.11         Suspension of Use of Registration Statement.

(a)           If the Board of Directors of the Company determines in its good faith judgment that the filing of a Shelf Registration Statement under Section 2.1(a) or the use of any related prospectus would be materially detrimental to the Company because such action would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would materially impede the Company’s ability to consummate a significant transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company to the Holders which shall be signed by the Chief Executive Officer, President or any Executive Vice President of the Company certifying thereto, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Shelf Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to a Shelf Registration Statement shall be suspended until the earliest of (i) the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 2.11(a) is no longer necessary and they may resume use of the applicable prospectus, (ii) the date upon which copies of the applicable supplemented or amended prospectus is distributed to the Holders, and (iii) 30 consecutive days after the notice to the Holders that the Company shall not be entitled to exercise any such right more than two times during the period the Shelf Registration is effective or less than 30 days from the termination of the prior such suspension period.  The Company agrees to give the notice under (i) above as promptly as practicable following the date that such suspension of rights is no longer necessary.

(b)           If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X promulgated under the Securities Act or any similar successor rule, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to a Shelf Registration Statement shall be suspended until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in a Shelf Registration Statement, and the Company shall notify the Holders as promptly as practicable when such suspension is no longer required.

Section 2.12         Additional Shares.     The Company, at its option, may register under a Shelf Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other stockholder or stockholders of the Company.

ARTICLE III
MISCELLANEOUS

Section 3.1            Remedies.     In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

Section 3.2            Amendments and Waivers.     The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders of a majority of the Registrable Securities; provided, however, that the effect of any such amendment will be that the consenting Holders will not be treated more favorably than all other Holders (without regard to any differences in effect that such amendment or waiver may have on the Holders due to the differing amounts of Registrable Shares held by such Holders).  No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

Section 3.3            Notices.     All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telecopier, or air courier guaranteeing overnight delivery:

(1)           if to any Holder, initially to the address indicated in such Holder’s Notice and Questionnaire or, if no Notice and Questionnaire has been delivered, c/o Silver Bay Realty Trust Corp., 601 Carlson Parkway, Suite 250, Minnetonka, Minnesota 55305 Attention: Chief Executive Officer, or to such other address and to such other Persons as any Holder may hereafter specify in writing; and

(2)           if to the Company, initially at 601 Carlson Parkway, Suite 250, Minnetonka, Minnesota 55305, Attention: Chief Executive Officer, or to such other address as the Company may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Section 3.4            Successors and Assigns; Assignment of Registration Rights.    This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties.  Any Holder may assign its rights under this Agreement without the consent of the Company in connection with a transfer of such Holder’s Registrable Securities; provided, that the Holder notifies the Company of such proposed transfer and assignment and the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement.

Section 3.5            Counterparts.    This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 3.6            Governing Law.     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

Section 3.7            Severability.     In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 3.8            Entire Agreement.     This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.9            Headings.     The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.10         Termination.     The obligations of the parties hereunder shall terminate with respect to a Holder when it no longer holds Registerable Securities and with respect to the Company when there are no longer Registrable Securities with respect to a Shelf Registration Statement, except, in each case, for any obligations under Sections 2.4, 2.5, 2.6, 2.7, 2.8 and Article III.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

SILVER BAY REALTY TRUST CORP.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement — REIT Shares]

HOLDER

By:
Name:
Title:

[Signature Page to Registration Rights Agreement — REIT Shares]

Schedule I

[LIST OF HOLDERS]

Exhibit A

Form of Notice and Questionnaire

The undersigned beneficial holder of shares of common stock, par value $.01 per share (“Common Stock”), of Silver Bay Realty Trust Corp. (the “Company”) (the “Registrable Securities”) of Silver Bay Operating Partnership, L.P. (the “Operating Partnership”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (collectively, the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”), dated                           , 2012, among the Company and the holders listed on Schedule I thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). To be included in the Shelf Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein on or prior to the tenth business day before the effectiveness of the Shelf Registration Statement. We will give notice of the filing and effectiveness of the initial Shelf Registration Statement by issuing a press release and by mailing a notice to the holders at their addresses set forth in the register of the registrar.

Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the initial Shelf Registration Statement so that such beneficial owners may be named as selling security holders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the initial Shelf Registration Statement, in accordance with the Registration Rights Agreement, the Company will file such amendments to the initial Shelf Registration Statement or additional shelf registration statements or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

Certain legal consequences arise from being named as selling security holders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include in the prospectus forming a part of the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and its directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants to the Company that such information is accurate and complete:

QUESTIONNAIRE

1.         (a)     Full Legal Name of Selling Security Holder:

(b)              Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

(c)               Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

(d)              List below the individual or individuals who exercise voting and/or dispositive powers with respect to the Registrable Securities listed in Item (3) below:

2.         Address for Notices to Selling Security Holder:

Telephone:

Fax:

E-mail address:

Contact Person:

3.         Beneficial Ownership of Registrable Securities:

Type of Registrable Securities beneficially owned, and number of shares of Common Stock and/or OP Units, as the case may be, beneficially owned:

4.         Beneficial Ownership of Securities of the Company Owned by the Selling Security Holder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item (3).

Type and amount of other securities beneficially owned by the Selling Security Holder:

5.         Relationship with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.         Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows and will not be offering any of such Registrable Securities pursuant to an agreement, arrangement or understanding entered into with a broker or dealer prior to the effective date of the Shelf Registration Statement. Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters or broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Security Holder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)

(i)  on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;

(ii)  in the over-the-counter market;

(iii)  in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

(iv)  through the writing of options.

In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

Two Harbors may distribute its Registrable Securities to its stockholders and sell, or cause an agent to sell, any shares not so distributed on the open market in connection with the payment of cash for fractional shares resulting from such distribution.

State any exceptions here:

Note:  In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities except as provided in the Registration Rights Agreement.

ACKNOWLEDGEMENTS

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall insure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Security Holder with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item 3 above.

This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

Dated:	By:
Name:
Title:

Please return the completed and executed Notice and Questionnaire to:

Silver Bay Realty Trust Corp.
601 Carlson Parkway, Suite 250
Minnetonka, Minnesota 55305
Tel: (952) 358-4400
Attention:  Chief Executive Officer